ARGO GROUP CONFERENCE CALL SUPPLEMENT NOVEMBER 3, 2020 Exhibit 99.1

Forward-Looking Statements This presentation may include forward-looking statements, both with respect to Argo Group and its industry, that reflect our current views with respect to future events and financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," “do not believe,” “aim,” "project," "anticipate," “seek,” "will," “likely,” “assume,” “estimate,” "may," “continue,” “guidance,” “objective,” “remain optimistic,” "path toward," “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar expressions of a future or forward-looking nature. There can be no assurance that actual developments will be those anticipated by Argo Group. Actual results may differ materially as a result of significant risks and uncertainties including but not limited to: the continuing impact of the novel coronavirus (COVID-19) pandemic and related economic matters; changes in the pricing environment including those due to the cyclical nature of the insurance and reinsurance industry; increased competition; the adequacy of our projected loss reserves including development of claims that varies from that which was expected when loss reserves were established, adverse legal rulings which may impact the liability under insurance and reinsurance contracts beyond that which was anticipated when the reserves were established, development of new theories related to coverage which may increase liabilities under insurance and reinsurance contracts beyond that which were anticipated when the loss reserves were established, reinsurance coverage being other than what was anticipated when the loss reserves were established; changes to regulatory and tax conditions and legislation; natural and/or man-made disasters, including terrorist acts and civil unrest; impact of global climate change; the inability to secure reinsurance; the inability to collect reinsurance recoverables; a downgrade in our financial strength ratings; changes in interest rates; changes in the financial markets that impact investment income and the fair market values of our investments; changes in asset valuations; failure to execute information technology strategies; exposure to information security breach; failure of outsourced service providers; failure to execute expense targets; inability to successfully execute mergers or acquisitions; and costs associated with shareholder activism. For a more detailed discussion of such risks and uncertainties, see Item 1A, “Risk Factors” in Argo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as supplemented in Part II, Item 1A, “Risk Factors” of Argo’s subsequent Quarterly Reports on Form 10-Q and in other filings with the Securities and Exchange Commission. The inclusion of a forward-looking statement herein should not be regarded as a representation by Argo that Argo’s objectives will be achieved. Argo undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on any such statements.

Becoming a U.S.-Focused Specialty Insurance Company Significant progress has been made toward our strategic priority of becoming a leading U.S.-focused specialty insurance company Management Restructuring: Completed senior management changes to streamline and enhance the executive team Governance Enhancement: Board implemented governance and compensation changes to create strong alignment with long-term shareholder interests Transaction Execution: Rationalizing footprint to focus on core markets Announced an agreement to sell reinsurance business, Ariel Re Announced reinsurance-to-close (RITC) transaction for Syndicate 1200 for 2017 and prior years Planned exit of European underwriting operations outside of Lloyd’s Announced exit of U.S. grocery and retail business Capital: Completed preferred stock issuance and subsequent repayment of outstanding term loan Other: Settlement regarding compensation disclosures with the SEC Recent Achievements Initiatives to remove $100 million of 2019 total expenses incurred by 2022 Expense reductions to be partially reinvested in ongoing businesses and operations Targeting a 36% expense ratio(1) by year-end 2022, or a 250 basis point reduction relative to 2019 Expense Actions (1) The expense ratio is calculated as underwriting, acquisition and insurance expense divided by earned premiums.

Underwriting Progress vs. FY 2019 and 2020 Guidance Underlying underwriting results are strong with modest reserve development, reflecting significant improvement vs. 2019, while the overall combined ratio was impacted by catastrophes and the impact of the COVID-19 pandemic Guidance Low-End Guidance High-End 2020 YTD Actual 96.0% 94.1% 99.8% 104.8% $67.7 million or 5.2 loss ratio points of catastrophe losses $60.5 million or 5.0 combined ratio points(1) of catastrophe related COVID-19 losses Current accident year combined ratio, excluding catastrophes, improved materially from FY 2019 Strong year-to-date (YTD) rate improvement, as well as underwriting and expense actions expected to drive improved future margins (1) Includes 0.2 point expense ratio impact from catastrophe related outwards reinstatement premiums. Note: For more information regarding current accident year (CAY) ex-CAT combined ratio and a more detailed reconciliation to GAAP combined ratio, please refer to our earnings release filed as an exhibit to Form 8-K with the SEC on November 2, 2020 for 2020 YTD, and filed on February 24, 2020 for FY 2019. FY 2019 Actual 94.6% 109.1% 107.1% 99.1% $6.1 million or 0.5 loss ratio points of prior year development 2020 Guidance 98.0% CAT Losses Prior Year Development CAY Ex-CAT Combined Ratio

Expense Ratio Trajectory Cost and efficiency initiatives are expected to contribute to near- and medium-term expense ratio improvement 250 Basis Points Improvement FY 2019 YTD 2020 2022 Target 38.5% 37.6% 36.0% Efficiency and expense initiatives expected to result in expense savings relative to FY 2019 Targeting expense ratio(1) of 36% by year-end 2022 (1) The expense ratio is calculated as underwriting, acquisition and insurance expense divided by earned premiums.

Reorganized and realigned management to reduce the size and cost associated with senior leadership Go-forward team more aligned with Argo’s current strategy Reducing and focusing any sponsorship and event costs Strict travel and entertainment (T&E) policies and procedures in place, as well as enhanced internal controls Exiting business units that are not meeting return hurdles, have an unmanageable expense base or don’t fit Argo’s strategy Simplifying and rationalizing legal entity structure Reduced holding company and investment expenses Disciplined use of external resources Areas of Near-Term Expense Focus Expense initiatives are focused on four key areas and are expected to remove approximately $100 million of 2019 total expenses Organizational Restructuring Marketing T&E Real Estate Business Rationalization Other General Expenses

Deploying business process engineers across business units to eliminate unnecessary workflow Implementing digital solutions that allow Argo to handle more submissions and provide best-in-class customer service through automation 15% of U.S. GWP is handled via a digital solution In the last two years combined digital GWP is $400M which is nearly 50% of the digital premium since 2012 Using data and analytics to provide better tools and information to underwriters, allowing them to make informed decisions more quickly and increase business volume One underwriting tool saves underwriters 30-40% of their time on every submission Investing in key enterprise solutions to further reduce manual workload and drive a greater volume of business to Argo Full automation of our intake and submission process, using AI and Machine Learning reduces human interaction, improves efficiencies and reduces mistakes Plan to reduce offshore costs and further reduce turnaround times for producers Goal of full rollout by the end of 2022 Investing in Efficiency Opportunities for the Future Deploying resources to make Argo a more efficient specialty insurer for the future, reduce staffing costs and improve underwriting performance and enhance customer service Process and System Mapping Enterprise Solutions Leverage Data and Analytics Increase Automation

Efficiency Measures in U.S. Operations Investments in technology and operations have enabled Argo’s U.S. Operations to handle significantly more premium without increasing headcount; premium per employee has more than doubled in last 10 years 1.28 1.40 1.59 1.63 1.79 2.13 2.27 2.49 2.62 2.79 GWP per Employee ($m) Gross Written Premium U.S. Headcount $ in millions.